Exhibit 99.2

United Stationers Inc. Earnings Presentation First Quarter 2009

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to, the following: United’s ability to manage its operations and respond effectively to prevailing economic conditions and changes affecting the business products industry and the general economy; United’s success in implementing general cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; the availability of financing sources to meet United’s business needs; United’s reliance on key suppliers and the supplier allowances and promotional incentives they provide; United’s reliance on independent dealers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these dealers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the impact of variability in customer and end-user demand on United’s product offerings and sales mix and, in turn, on customer rebates payable and supplier allowances earned by United, as well as the cost of liquidating excess or obsolete inventory at a loss; United’s ability to maintain its existing information technology systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking information in this presentation is given as of this date only, and the Company undertakes no responsibility to update or revise it. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be an exhaustive or complete list. * This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

Q1 2009 Headlines Sales decreased 9%, adjusted for selling days, to $1.12 billion. Adjusted earnings per diluted share were $0.66*, a 25% decline compared to Q1 2008. Gross Margin rate of 14.7% remained flat compared with last year. Operating expenses, excluding severance costs in Q1 2009, were $132.0 million* down 5.6%* from $139.9M in the prior-year quarter, and were 11.8%* of sales versus 11.2% in the prior-year quarter. Operating income was 2.9%*, after excluding the severance costs, compared to 3.5% in Q1 2008. Net cash provided by operating activities, adjusted to exclude the impact of accounts receivable sold, was $138.8 million* compared to $45.2 million* in the 2008 quarter. Adjusted debt, including securitization financing, was down $174.4 million* during the past twelve months to $552.5 million.

First Quarter 2009 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) Q1 2009 Q1 2009 Q1 2008 Q1 2008 Fav (Unfav) Fav (Unfav) basis points Net Sales 1,121.3 1,252.5 (131.2) (10.5%) Workday Adjusted Sales Growth (9.1%) Gross Margin 164.3 14.66% 184.3 14.72% (20.0) (10.8%) (6) Operating Expense 132.0 11.77% 139.9 11.17% 7.9 5.6% (60) Severance Costs 3.4 0.30% - 0.00% (3.4) - (30) Operating Income 28.9 2.59% 44.4 3.55% (15.5) (35.0%) (96) Interest & Other 7.4 0.66% 9.6 0.76% 2.2 22.4% 10 Taxes 8.0 0.71% 13.5 1.08% 5.5 40.4% 37 Net Income 13.5 1.22% 21.3 1.71% (7.8) (36.6%) (49) Diluted Shares (000s) 23,810 24,313 Diluted EPS 0.57 $ 0.88 $ (0.31) $ (35.2%) Effective Tax Rate 37.1% 38.9% Adjusted to exclude severance costs * Adjusted Operating Income 32.3 2.90% 44.4 3.55% (12.1) (27.2%) (65) Adjusted Net Income 15.6 1.39% 21.3 1.70% (5.7) (26.7%) (31) Adjusted Diluted EPS 0.66 $ 0.88 $ (0.22) $ (25.1%)

Sales by Product Category



Q1 2009
Technology 35%
Office Products 29%
Janitorial/ Breakroom 23%
Furniture 8%
Industrial 5%

Category	Workday adjusted sales growth (decline) from Q1 2008
Technology	(7%)
Office Products	(8%)
Janitorial/ Breakroom	0%
Furniture	(31%)
Industrial	(19%)

- Technology saw significant declines in printers, computer accessories and visual communication products while everyday consumables such as inkjet and laser printer cartridges continued to outperform the overall category
- Traditional office products reflected declines in more durable products while cut-sheet paper sales grew modestly
- Janitorial/Breakroom showed ongoing success in converting direct sales to wholesale
- Furniture continued to be hit hard by the recession
- Industrial reflected the sharp decline in U.S. manufacturing, pipeline, and commercial construction activity combined with de-stocking in the distributor channel

5

Sales by Channel Independent resellers (including new channels) sales reflected the effects of the recession taking hold with small businesses partially offset by continued strong double-digit growth in new channels National accounts sales were down in part due to high penetration in the hard-hit furniture category with these customers Sales growth (decline) from Category Q1 2008 Independent & Other (8%) Nationals (13%) Q1 2009 Nationals 16% Independent & Other 84%

Gross Margin Q1 2009 margin rate was flat with prior year Q1 despite sales reduction and continued pressure from a lower margin category and product mix The margin rate vs Q1 2008 benefited from inflation (60 basis points or bps) offset by lower supplier allowances and purchase discounts driven by mix and volume, as well as a focus on managing working capital dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 10.0% 12.5% 15.0% 17.5% 20.0% Dollars $184.3 $182.0 $197.9 $176.5 $164.3 Rate 14.7% 14.5% 14.8% 15.4% 14.7% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09

Operating Expense* Operating expense dollars were down 5.6%* versus last year reflecting aggressive cost reduction actions, partially offset by higher bad debt provisions of $2 million or 20 bps compared to Q1 2008 Cost reduction actions targeting $23 million in 2009, combined with variable cost reductions and WOW2 projects, delivered about $8 million of Q1 2009 savings dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 5.0% 7.5% 10.0% 12.5% 15.0% Dollars $139.9 $136.8 $141.2 $133.5 $132.0 Rate 11.2% 10.9% 10.6% 11.7% 11.8% Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 *

Operating Income* dollars in millions $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dollars $44.4 $45.2 $56.7 $43.0 $32.3 Rate 3.5% 3.6% 4.2% 3.7% 2.9% Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 *

Earnings per Share* shares in millions $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 EPS $0.88 $0.96 $1.26 $0.95 $0.66 Diluted Shares 24.3 23.7 23.7 23.7 23.8 Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 *

Working Capital Summary Receivables – excluding the effects of securitization – were down 7% from a year ago Inventories were down 11% versus the prior year and 16% lower than 2008 year-end Payables leverage was up from depressed levels at year end but below normal position of 60% – 65% of inventory $ Millions 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 Accounts Receivable, adjusted * 616.1 690.4 753.3 633.2 573.4 Inventories 640.4 643.3 691.3 680.5 572.2 Accounts Payable 366.9 436.9 503.5 341.1 318.9 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Trade A/R Days Sales Outstanding 40 42 43 43 43 Inventory Turns 6.3 6.7 6.8 5.6 6.1 A/P as % Inventory 57% 68% 73% 50% 56%

Cash Flows Managing inventory down as sales declined in Q1 09, coupled with improvement in payables leverage, drove $139 million* in adjusted operating cash flow QTD QTD QTD QTD QTD $ Millions Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Net Income 21.3 21.5 33.1 22.5 13.3 Depreciation & Amortization 11.2 11.3 10.5 10.5 10.6 Share-based compensation 2.3 2.1 2.3 2.3 2.9 Change in Accounts Receivable * 48.1 (74.1) (53.9) 119.1 59.4 Change in Inventory 74.8 (2.6) (42.9) 10.2 108.1 Change in Accounts Payable (81.7) 70.3 66.4 (163.0) (22.3) Change in Other Working Capital (33.3) 0.8 22.8 0.6 (29.8) Change in Working Capital 7.9 (5.6) (7.6) (33.1) 115.4 Other 2.5 (13.5) (7.9) 2.1 (3.4) Adjusted cash provided by operating activities * 45.2 15.8 30.4 4.3 138.8 Capital Expenditures (8.0) (11.8) (6.0) (5.9) (2.0) Proceeds from disposition of fixed assets - 9.7 8.5 - - Net cash (used for) provided by capital expenditures * (8.0) (2.1) 2.5 (5.9) (2.0) Free Cash Flow * 37.2 13.7 32.9 (1.6) 136.8

Debt and Capitalization Operating cash flow generated in Q1 09 was used for debt reduction $ Millions 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 Debt 541.9 466.8 491.8 663.1 552.5 Accounts receivable sold * 185.0 250.0 222.0 23.0 - Total Adjusted Debt * 726.9 716.8 713.8 686.1 552.5 Equity 523.3 558.0 591.2 565.6 589.5 Total capitalization * 1,250.2 1,274.8 1,305.0 1,251.7 1,142.0 Adjusted debt-to-total capitalization * 58.1% 56.2% 54.7% 54.8% 48.4% During the first quarter of 2009, the company entered into a new accounts receivable securitization program that was structured to maintain accounts receivable on its balance sheet. In contrast, the previous securitization facility was structured for off-balance sheet treatment.